Exhibit 10.13


               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), amends and restates a Registration Rights Agreement dated March 6, 2000, and is entered into as of September 28, 2001 by and among RHEOMETRIC SCIENTIFIC, INC., a Delaware corporation (the "Company"), ANDLINGER CAPITAL XXVI LLC, a Delaware limited liability company ("Investor"), AXESS CORP., a Delaware corporation ("Axess"), STATE FARM MUTUAL AUTOMOBILE INSURANCE COMPANY, ("State Farm"), the Trustee under the Revocable Trust of R. MICHAEL HENDRICKS ("Hendricks Trust") and ROBERT E. DAVIS ("Davis").

                                   Background
                                   ----------

         The Company, Axess and Investor have entered into a Securities Purchase Agreement and a Stockholders' Agreement, each dated March 6, 2000. In connection with the entry into those agreements, and as an inducement to the Stockholders to enter into such agreements, the Company has granted certain registration rights with respect to Registrable Securities (as hereinafter defined). Axess has transferred a substantial portion of the Registrable Securities owned by it to State Farm, the Hendricks Trust and Davis, and has acquired certain additional shares of Registrable Securities from the Company, and the parties desire to set forth their respective rights with respect to registration of the Registrable Securities as hereinafter set forth.

                                      Terms
                                      -----

         In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

I. Definitions

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Affiliate" has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Securities Exchange Act of 1934, as amended.

         "Closing Date" means the Closing Date under the Securities Purchase Agreement.

         "Common Stock" means the common stock, no par value per share, of the Company.

         "Permitted Transferee" means a transferee of a Stockholder or of Registrable Securities which meets the conditions set forth in Section IX-B of this Agreement.

         "Person"  means  a  natural  person,  partnership,   limited  liability
company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Preferred Stock" means the Company's Convertible Redeemable Preferred Stock, Series A, issued to Axess pursuant to the Securities Purchase Agreement.

         "Registrable Securities" shall mean (i) any shares of Common Stock now owned by a Stockholder, Axess, Davis, the Hendricks Trust or by a Permitted Transferee any of the foregoing, (ii) any shares of Common Stock or other securities issued or issuable to a Stockholder, Axess, Davis, the Hendricks Trust or a Permitted Transferee pursuant to the conversion of the Preferred Stock or the exercise of Warrants, (iii) the 65,762 shares of Common Stock issued to Axess in consideration of the cancellation of certain indebtedness of the Company to Axess under the Subordinated Promissory Note dated March 6, 2000, and (iv) any Common Stock or other securities which may be issued or distributed in respect of such Common Stock, Preferred Stock or Warrants by way of conversion, stock dividend or stock split, or other distribution, recapitalization, or reclassification (including without limitation by way of merger, consolidation, sale of assets or similar event). As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or shall be eligible for such distribution, (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any state securities or blue sky law then in force, or (iv) such securities shall have ceased to be outstanding.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "State Farm Transfer Date" means July 2, 2001.

         "Stockholder" means Investor and, with respect to the period from March 6, 2000 until the State Farm Transfer Date, Axess, and with respect to the period from and after the State Farm Transfer Date, State Farm. For the avoidance of doubt, State Farm is not a Stockholder with respect to the period prior to the State Farm Transfer Date, and Axess is not a Stockholder with respect to the period on or after the State Farm Transfer Date, and the Hendricks Trust and Davis, although holders of Registrable Securities, are not "Stockholders" for purposes of this Agreement.

         "Stockholders' Agreement" means the Stockholders' Agreement dated the date hereof among the Company, Investor, and Axess.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated the date hereof between the Company, Axess and Investor.

         "underwritten   registration   or   "underwritten   offering"  means  a
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

II. Demand Registrations

    A. (i) Upon the written request of (i) Investor, at any time after the first annual anniversary of the Closing Date and prior to the third anniversary of Closing Date or (ii) Investor or State Farm, at any time after the third anniversary of the Closing Date, requesting that the Company effect the registration under the Securities Act of all or part of the particular requesting Stockholder's (the "Requesting Stockholder's") Registrable Securities and specifying the intended method of disposition thereof, the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been so requested to register by the Requesting Stockholder so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, however, that the Company may delay the filing of the registration statement for up to a single 90-day period if the Board determines that such filing should not be made due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization, or merger involving the Company. So long as the Company does not breach any of its obligations in respect of the demand registration (other than a breach which would not adversely affect the Requesting Stockholder's rights) with respect to each holder, the Company shall only be required to comply with two (2) requests by each of State Farm and Investor for demand registration. The Company shall give written notice to each Stockholder other than the Requesting Stockholder of its intention to file a registration statement pursuant to this paragraph at least 30 days prior to the filing thereof, and if requested in writing by such other Stockholders within 30 days after receipt of such notice, the Company will include in such registration statement any shares of Common Stock held by the other Stockholders and requested to be so included. The immediately preceding sentence shall not apply to the Aviv Registration or the March 31 Registration (as such terms are hereinafter defined). All of the holders of Registrable Securities whose shares of Common Stock will be included in a registration statement (whether a Requesting Stockholder or other stockholder electing to participate) pursuant to any "demand" or "piggyback" registration under this Agreement are referred to herein as the "Participating Stockholders."

    (ii) In addition to the  registration(s)  contemplated  under paragraph II-A
(i) above and paragraph III-C below, on or prior to March 31, 2002, the Company will file one or more registration statements on Form S-3 (or other available form) covering the following Registrable Securities: 171,132 shares of Common Stock of the Hendricks Trust, 420,330 shares of Common Stock of Davis, and 400,000 shares of Common Stock of State Farm, (the "March 31 Registration") and use its best efforts to effect the registration under the Securities Act of the March 31 Registration; provided, however, that the Company may delay the filing of the registration statement for up to a single 90-day period if the Board determines that such filing should not be made due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization, or merger involving the Company. Unless the context otherwise requires, such registration shall be subject to the provisions applicable to demand registrations under this Agreement, except that there shall be no requirement for the giving of any "demand".

    B. A registration requested pursuant to Article II(A) will not be deemed to have been effected unless it has become effective; provided, that if, within 135 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court prior to the sale of all the Registrable Securities registered thereunder, such registration will be deemed not to have been effected. Notwithstanding the preceding sentence, if any such stop order is rescinded, the effective period shall continue upon such rescission and be extended by the number of days by which such stop order delayed the filing.

    C. The Requesting Stockholder causing the registration statement shall have the right to select an underwriter or underwriters of nationally recognized standing satisfactory to the Company to administer the offering.

    D. A registration statement filed pursuant to this Article II may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for its own account and (ii) shares of Common Stock held by persons who by virtue of agreements with the Company in compliance with the provisions of this Article II are entitled to include such shares in such registration, including other holders of Registrable Securities (the "Other Stockholders"), in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company and Other Stockholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting on terms no less favorable to the Company and such Other Stockholders than the terms afforded the holders of Registrable Securities. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held by Other Stockholders (other than Registrable Securities) and shares of Common Stock to be sold by the Company for its own account shall be excluded from such registration to the extent so required by such managing underwriter, and unless the holders of such shares and the Company have otherwise agreed in writing, such exclusion shall be applied first to the shares held by the Other Stockholders to the extent required by the managing underwriter, then to the shares of Common Stock of the Company to be included for its own account to the extent required by the managing underwriter. If the managing underwriter determines that marketing factors require a limitation of the number of Registrable Securities to be registered under this Article II (including the Registrable Securities of a Stockholder to be registered pursuant to the Piggyback Registration Rights of
Article III hereof), then Registrable Securities shall be excluded in such manner that the securities to be sold shall be allocated pro rata among the Participating Stockholders on the basis of the number of Registrable Securities requested to be included in the registration or deemed to have been requested for inclusion, in the case of a registration pursuant to Article II. A (ii). In any event all securities to be sold other than Registrable Securities will be excluded prior to any exclusion of Registrable Securities. If any holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting (including without limitation, the number of shares owned by such Stockholder or Other Stockholder to be excluded from such registration), such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter, and if such Stockholder is the Requesting Holder, such request shall not count as one of the Requesting Stockholder's demand registrations hereunder. Any securities so withdrawn by a Stockholder or by an Other Stockholder shall also be withdrawn from registration. Except for registration statements on Form S-4, S-8 or any comparable form or successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Article II until 180 days after the effective date of such registration, or if earlier, the date all shares registered under such registration have been sold.

III. Piggyback Registrations.

    A. If the Company at any time after the date hereof proposes to register its Common Stock under the Securities Act (other than a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders), whether or not for sale for its own account including, without limitation, as a result of the exercise of any demand registration rights (other than demand registration rights held by or through RSI(NJ)QRS 12-13, Inc. to the extent exercised within one year after March 6, 2000, other than the Aviv Registration, for which provision is made in Paragraph C of this Article II, and other than the March 31 Registration), whether pursuant to Article II above or otherwise, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will at such time give written notice to all holders of Registrable Securities (but in the case of any transferee of a holder of Registrable Securities only to the extent it had received written notice of such transfer noting it was a transfer of Registrable Securities) of its intention to do so at least 30 days prior to the date of filing the proposed registration statement and of such holder's rights hereunder. Upon the written request of holders of Registrable Securities made within 25 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Stockholder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register. If a registration requested involves an underwritten public offering, a Participating Stockholder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The Company may terminate its efforts to register such securities, including the Registrable Securities, at any time without liability to any Participating Stockholder.

    B. If in the reasonable opinion of the Company, the amount of securities requested to be included in such registration by all selling holders exceeds the amount which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company proposes to sell such securities) or would otherwise be seriously detrimental to the interests of the Company or its stockholders or its ability to obtain other financing, then the Company will include in such registration (i) first, 100% of either (A) the Common Stock the Company proposes to sell on a primary basis or (B) the Common Stock a Stockholder proposes to sell upon exercise of "demand" registration rights pursuant to Article II, (ii) second, to the extent of the amount of Registrable Securities requested to be included in such registration which, in the opinion of the company, can be sold without having the adverse effect referred to above, the amount of Registrable Securities which the holders have requested to be included in such registration, such amount to be allocated pro rata among holders exercising "piggyback" registration rights on the basis of the relative number of shares of securities then held by each such holder (provided, that any securities thereby allocated to any such holder that exceed such holder's request will be reallocated among the remaining requesting holders in like manner). The provisions of this paragraph shall not apply to the Aviv Registration or the March 31 Registration.

    C. The Company has previously provided each Stockholder and/or holder of Registrable Securities notice of its proposed filing of a registration statement with respect to certain shares of Common Stock issued in connection with its acquisition of Aviv Instruments, Inc. (the "Aviv Registration"). Any prior notice with respect to registration of Registrable Securities by such Stockholder or holder of Registrable Securities is hereby withdrawn (except for the notice by State Farm to convert its Series A Convertible Preferred Stock into an aggregate of 800,000 shares of Common Stock), all the parties hereby mutually release and discharge each other from any claims in connection therewith. Each Stockholder and/or holder of Registrable Securities identified on Schedule A hereto hereby gives notice of its request to register under
Article III hereof the number of shares of Rheometric Common Stock set forth next to such holder's name, and the Company hereby waives the twenty five (25) day period for receipt of such notice specified in Section III -A and hereby undertakes to include such shares in the Aviv Registration. It is specifically understood that such request on the part of State Farm shall not constitute a demand for registration under Article II of this Agreement. Notwithstanding anything in this Agreement to the contrary, the shares set forth on Schedule A shall not be subject to cut-back or other reduction by the Company, an underwriter or any other third party.

IV. Registration Expenses.

         The Company shall be responsible for any and all expenses incident to performance of or compliance with the registration rights set forth in this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (iii) all printing, messenger, and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the securities on any securities exchange or The Nasdaq Stock Market, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by a majority in interest of the Participating Stockholders to represent them in connection with each such registration, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

V. Registration Procedures.

         If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will as expeditiously as possible:

    A. prepare and, in any event within 60 days after the end of the period within which all other requests for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

    B. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 135 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement to represent all holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

    C. furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

    D. use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions where such registration or qualification is required and which seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign Company in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

    E. use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

    F. immediately notify the Participating Stockholders at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b), of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of a Participating Stockholder, prepare and furnish to such Participating Stockholder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. If the Board determines that such amended or supplemental prospectus should not be prepared and filed due to a valid need not to disclose confidential information or because either would materially interfere with any material financing, acquisition, corporate reorganization, or merger involving the Company, or in the good faith judgment of the Board of Directors of the Company would be seriously detrimental to the Company, then the Company shall have the right, upon giving the notice under this Article V-F, to postpone such requirement to deliver an amended or supplemental prospectus for a single 60-day period, provided, that, (i) the period during which the Company is obligated to keep the registration statement effective under Article V-B shall be extended by the duration of such postponement and (ii) the Company states in such notice that it is postponing its delivery of such amended or supplemental prospectus pursuant to this sentence;

    G. otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 15 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

    H. use its best efforts to list such Registrable Securities on any securities exchange (including without limitation the Nasdaq National Market) on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

    I. enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions customarily taken by registrants as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

    J. use commercially reasonable efforts to obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request; and

    K. make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant, or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents, and properties of the Company, and cause all of the Company's officers, directors, and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement.

    As a condition to the Company's obligation under this Article V to cause a registration statement or an amendment to be filed, or Common Stock to be included in the registration statement, each Participating Stockholder shall provide such information and execute such documents (including any customary agreement or undertaking relating to expenses, indemnification or other matters to the extent consistent with the provisions of this Agreement) as may reasonably be required by the Company in connection with such registration. In addition, Participating Stockholders shall provide counsel for the Company with such documents and information as may be reasonably requested by counsel for the Company.

VI. Indemnification.

    A. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, all Participating Stockholders, each of their affiliates, and their respective directors and officers, general and limited partners or members (and the directors, officers, affiliates, and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages, or liabilities, joint or several, and expenses to which such seller, any such director or officer, general or limited partner, or member or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof, whether commenced or threatened, and whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final, or summary prospectus contained therein or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final, or summary prospectus in reliance upon and in conformity with written information with respect to a Participating Stockholder furnished to the Company by such Participating Stockholder for use in the preparation thereof, or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to such prospectus which amendment or supplement is delivered to such Participating Stockholder in a timely manner and such Participating Stockholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such damages. The indemnity agreements shall not apply to amounts paid in settlement of claims if such settlement is effectuated without the consent of the Company (which shall not be unreasonably withheld or delayed). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

    B. In the event of any registration of any securities of the Company under the Securities Act, each prospective seller thereunder will, and it hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Article VI-A) the Company, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final, or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the indemnity agreement contained in this Article VI-B shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action arising pursuant to a registration if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers, or controlling Persons and shall survive the transfer of such securities by such seller. Notwithstanding the foregoing, the obligations of each prospective Seller to indemnify shall be limited to an amount equal to the proceeds to each such Seller of securities sold as contemplated herein.

    C. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article VI, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

    D. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

VII. Hold-Back Agreements

         In connection with each underwritten public offering, each Stockholder, holder of Registrable Securities and the Company shall agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within seven days before or 90 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration; provided that a Stockholder shall be so limited only if notice of the effective date of such registration statement has been given to such Stockholder. The Company hereby also agrees to use its best efforts to cause as the managing underwriters may require each other holder ("Non-Public Holders") of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree. The foregoing provisions shall not apply to (x) any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriter or underwriter, and (y) to the Stockholders and holders of Registrable Securities participating in the March 31 Registration pursuant to Section II-A(ii) of this Agreement .

VIII. Rule 144 Reporting

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         1. make and keep public information available as those terms are understood and defined and interpreted in and under Rule 144 under the Securities Act, as tall times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to anyone other than its employees;

         2. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to such reporting requirements; and

         3. so long as the holder of Registrable Securities owns any Restricted Securities, furnish to such holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the purchaser to sell any such securities without registration.

    IX. Miscellaneous

    A. Amendment and Modification. This Agreement may be amended only in a writing executed by all the parties hereto. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

    B. Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators  and heirs.  The rights  granted to each  Stockholder  under this
Section II (A) (i) of this Agreement may be assigned by such Stockholder to any transferee of Registrable Securities by such Stockholder, provided (i) such transferee is not a competitor of the Company (as determined in good faith by the Board of Directors), (ii) such transfer is effected in accordance with applicable securities laws and the terms of any applicable agreements, including without limitation, the Stockholders Agreement, (iii) in the case of any transfer by a Stockholder, such transferee acquires in such transfer an amount of Registrable Securities equal to more than 50% of the Registrable Securities (including as if outstanding the number of shares of Common Stock underlying any securities converted into Registrable Securities) held by such Stockholder on the date of transfer (as adjusted for stock splits, stock dividends, reclassifications and the like), (iv) at least ten days prior written notice of such transfer is given to the Company, and (v) the transferee agrees in writing to be bound by the provisions of this Agreement. The rights granted to each holder of Registrable Securities under Sections II (A) (ii) and III (A) of this Agreement who is not also a Stockholder may be assigned by each such holder provided that the assignee is a "Permitted Transferee" under the Stockholders Agreement, the terms and conditions of the Stockholders Agreement are complied with in connection with such transfer, and such assignee agrees in writing to be bound by the terms of this Agreement. This Agreement, together with the
Securities Purchase Agreement, Stockholders' Agreement and the ancillary agreements and instruments entered into in connection herewith and therewith, sets forth the entire agreement and understandings among the parties as to the subject matter hereof and thereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

    C. Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

    D. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by cable, telegram, facsimile transmission with confirmation of receipt, or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

         If to the Company, to:

                                         Rheometric Scientific, Inc.
                                         One Possumtown Road
                                         Piscataway, NJ 08854
                                         Fax: (732) 560-7451

                                         with a copy to:

                                         Dechert
                                         30 Rockefeller Plaza
                                         New York, NY 10112
                                         Attention:  Paul Gluck, Esq.
                                         Fax: 212-698-3599

           If to Investor, to:

                                         Andlinger Capital XXVI LLC
                                         c/o Andlinger & Company, Inc.
                                         303 South Broadway, Suite 229
                                         Tarrytown, NY 10591
                                         Attention: Stephen A. Magida
                                         Fax: 914-332-4977

           If to Axess, to:
                                         Axess Corporation
                                         3828 Kennett Pike
                                         Suite 210
                                         Greenville, Delaware 19807
                                         Attn. Richard Giacco
                                         Fax:   (302) 778-5286


           If to State Farm, to:
                                         State Farm Insurance Companies
                                         One State Farm Plaza
                                         Bloomington, IL 61710
                                         ATTN:  Larry Rottunda


           If to Hendricks Trust, to:
                                         R. Michael Hendricks
                                         22 Brendle Lane
                                         Wilmington, DE 19807

           If to Robert Davis, to:
                                         Robert E. Davis
                                         17745 Buckingham Court
                                         Boca Raton, FL 33496

                                         and a copy to:

                                         Proskauer Rose LLP
                                         2255 Grades Road
                                         Suite 340W
                                         Boca Raton, FL 33431
                                         ATTN:  Donald E. "Rocky" Thompson, II


or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

    E. Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of New York, without giving effect to principles of conflicts of laws.

    F. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

    G. Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

    H. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

    I. Effectiveness; Termination. This Agreement shall be initially effective upon the consummation of the transactions on the Closing Date contemplated by the Securities Purchase Agreement and as amended and restated, shall be effective upon execution by each party hereto, and, unless sooner terminated, shall terminate ten years after the closing date, provided that the indemnification rights and obligations set forth in Article VI hereof shall survive the termination of this Agreement. Each Stockholder and holder of Registrable Securities confirms that upon execution of this Amended and Restated Registration Rights Agreement by each party hereto, its rights with respect to registration of Registrable Securities shall in all respect be governed by this Agreement, as amended hereby.

    J. Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

    K. Party No Longer Owning Registrable Securities. If a party hereto ceases to own any Registrable Securities, such party will no longer be deemed to be a Stockholder or a holder of Registrable Securities for purposes of this Agreement; provided that the indemnification rights and obligations set forth in
Article VI hereof shall survive any such cessation of ownership.

    L. Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

                                      RHEOMETRIC SCIENTIFIC, INC.


                                      By: /s/ Joseph Musanti
                                          -------------------------------
                                          Name:  Joseph Musanti
                                          Title: Vice President - Finance


                                      ANDLINGER CAPITAL XXVI LLC


                                      By: /s/ Merrick G. Andlinger
                                          -------------------------------
                                          Name:  Merrick G. Andlinger
                                          Title: President


                                      AXESS CORPORATION


                                      By: /s/ Richard J. Giacco
                                          -------------------------------
                                          Name:  Richard J. Giacco
                                          Title: President


                                      STATE FARM MUTUAL AUTOMOBILE
                                      INSURANCE COMPANY


                                      By: /s/ John Concklin
                                          -------------------------------
                                          Name:  John Concklin
                                          Title: Vice President - Common Stocks


                                      By: /s/ Larry Rotunda
                                          -------------------------------
                                          Name:  Larry Rotunda
                                          Title: Assistant Secretary


                                      REVOCABLE TRUST OF R. MICHAEL
                                      HENDRICKS


                                      By: /s/ R. Michael Hendricks
                                          -------------------------------
                                          Name:  R. Michael Hendricks
                                          Title: Trustee


                                      /s/ Robert E. Davis
                                      -------------------------------
                                      Robert E. Davis



     [signature page to Amended and Restated Registration Rights Agreement]

                                   Schedule A

----------------------------------------------- --------------------------------
Holder                                          Shares Requested to be Included
----------------------------------------------- --------------------------------
State Farm Mutual Automobile Insurance Company                    400,000
----------------------------------------------- --------------------------------
Robert E. Davis                                                   115,000
----------------------------------------------- --------------------------------
Axess Corporation                                                  65,762
----------------------------------------------- --------------------------------
Revocable Trust of R. Michael Hendricks                            43,000
----------------------------------------------- --------------------------------